April 20, 2007

Via EDGAR and FedEx

650 Town Center Drive, 20th Floor
Costa Mesa, California 92626-1925
Tel: (714) 540-1235 Fax: (714) 755-8290
www.lw.com

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File No. 037548-0024

Mr. Larry Spirgel
Assistant Director
Division of Corporation Finance
United States Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Re:	Skilled Healthcare Group, Inc.
Amendment No. 3 to Registration Statement on Form S-1 (File No. 333-137897)

Skilled Healthcare Group, Inc.
Amendment No. 3 to Registration Statement on Form S-4 (File No. 333-137898)
Dear Mr. Spirgel:
          We hereby respond on behalf of Skilled Healthcare Group, Inc. (the “Company”) to the comments of the staff (the “Staff”) of the Securities and Exchange Commission (the “Commission”), as set forth in the Staff’s letter of comment dated April 9, 2007 (the “Comment Letter”), to the above referenced Registration Statements. The Company has filed, via EDGAR, this letter (tagged correspondence) and Amendment No. 3 to each Registration Statement (“Amendment No. 3”).
          For your convenience, we are sending a copy of this letter, Amendment No. 3 and supplemental materials in the traditional, non-EDGAR format, including a version of Amendment No. 3 that is marked to show changes from Amendment No. 2, and will forward a courtesy package of these documents to our examiners: William Bennett and Dean Suehiro.
          Responses
          The Company has the following responses to the Staff’s comments in the Comment Letter. For your convenience, each response corresponds to the comment that immediately precedes it, each of which has been reproduced from the Comment Letter in the order presented. In addition, please note that the page references in our responses correspond to the pagination of

Mr. Larry Spirgel
April 20, 2007

Amendment No. 3 to the Registration Statement on Form S-1, as marked to show changes from Amendment No. 2, which pagination differs from that in the originally filed Registration Statement in some respects.
Summary Historical and Unaudited Pro Forma Consolidated Financial Data, page 13
Selected Historical Consolidated Financial Data, page 52
1.	Please refer to prior comment 8. As previously requested, please disclose in footnote 2 that you are in compliance with the financial covenants.
Response
          We have revised the disclosure on pages 12 and 51 to state that the Company is in compliance with its financial covenants.
Management’s Discussion and Analysis of Financial Condition and Results of Operations,

Liquidity and Capital Resources, page 80
2.	We note your added disclosure in response to prior comment 11; however, it is not clear from your added disclosure whether management believes the company will have sufficient cash and other financial resources to fund operations and meet its obligations beyond December 31, 2007. Please clarify.
Response
          We have revised the disclosure on page 84 in response to the Staff’s comment.
Restricted Stock Issued in Connection with or Following the Transactions, page 65
          Please refer to prior comment 22. After a review of your response, we have the following comments.
3.	Please discuss each significant factor contributing to the difference between the fair value as of the date of each grant and the estimated IPO price.
Response
     The following table sets forth the shares of common stock and restricted common stock granted by the Company in 2006 and the fair value of each grant:

			Fair Value
			Estimate per
Date of Grant	Type of Shares	Number of Shares	Common Share
March 6, 2006	Restricted Common Stock	69.6455	$ 100
April 17, 2006	Restricted Common Stock	69.6455	$ 100
August 30, 2006	Common Stock	15	$3,960
     On December 27, 2005 in connection with the Transactions (as defined in the prospectus), the Company was sold for a purchase price of $100 per common stock share and $9,900 per preferred stock share. Based upon this arms-length, market negotiated transaction, the Company determined the value of its common stock to be $100 per share at December 27, 2005. The determination of the fair value of preferred stock is discussed further in our response to comment No. 4. In January 2006, the Company sold shares of its common and preferred stock to an unrelated party in an arms-length transaction at the same price per share as the Transactions. In March and April of 2006, the Company granted shares of restricted common stock in conjunction with the hiring of two key employees and reassessed the estimated value of the common stock at each of these dates as discussed further in our response to comment No. 4. In August 2006, the Company granted shares of common stock to certain non-employee directors of the Company. The Company estimated the fair value of the August 2006 grants in consultation with the Company’s investment banker based on value estimations and a corresponding estimated IPO price for the Company as discussed further in our response to comment No. 4. The significant factors contributing to the difference between the fair value estimated in the March 6, 2006 and April 17, 2006 grants of $100 per common share (total Company value of approximately $222.9 million) and the August 30, 2006 grants of $3,960 per common share (total Company value of approximately $331.8 million) are as follows:
•	An overall increase in market valuations as measured by a review of earnings multiples of publicly-traded companies within the industry; and

•	Consistent favorable operating performance achieved by the Company in the first six months of 2006, thereby substantiating improving prospects for its business.
     Based upon the Company’s determination of the estimated fair value of its common stock for purposes of determining compensation expense for the year ended December 31, 2006, the Company respectfully submits that it has recorded appropriate stock-based compensation expense for all periods presented in the Registration Statement. However, if the Company were to retrospectively value the 2006 grants based upon the estimated initial public offering price, the effect of such retrospective application, using the estimated value per share of $3,960, would result in additional compensation expense of approximately $232,500, or approximately 0.6% of general and administrative expenses and approximately 1.3% of net income, which the Company has determined would be inconsequential to its 2006 financial statements. Please refer to comment No. 4 for further discussion related to the significant factors contributing to the difference between the estimated fair value as of the date of the March and April 2006 grants above and the estimated IPO price in August 2006, as well as an analysis of the fair value estimations at each grant date.

Mr. Larry Spirgel
April 20, 2007

4.	Please see the third paragraph. Discuss in more detail the factors, assumptions, and methodologies used to determine your valuation including the quantification of the valuation.
Response
     The Company took into consideration the following significant factors, assumptions and methodologies in determining the fair value of each of its stock grants for the period from December 28, 2005 through August 30, 2006.
Preferred Stock
     The rights and preferences of the Company’s Class A preferred stock are as follows:
•	Voting Rights. The Class A preferred stock does not have any voting rights.

•	Dividends. Each share of Class A preferred stock accrues dividends on a daily basis from the date of issuance at the rate of 8% per annum based on the sum of (i) the stated liquidation value of such share of $9,900, plus (ii) all accumulated and unpaid dividends on such share.

•	Liquidation Value. The liquidation value of each share of Class A preferred stock is equal to $9,900 plus any accrued and unpaid dividends thereon from the date of issuance of such share. Upon a liquidation or dissolution of the Company, each share of Class A preferred stock is entitled to be paid, before any distribution or payment is made upon any shares of common stock, an amount in cash equal to the aggregate liquidation value of such share (which includes all accrued and unpaid dividends on such share). Shares of Class A preferred stock are not entitled to any further payment.

•	Conversion Value. Upon the closing of the underwritten public offering of the Company’s common stock or the consummation of a transaction that results in a change in ownership of the Company, each share of Class A preferred stock will be automatically converted into a number of shares of common stock determined by dividing (i) the liquidation value of a share of Class A preferred stock of $9,900 plus any accrued and unpaid dividends thereon by (ii) either the price at which the common stock is offered to the public or the price paid per share of common stock in connection with the change of control transaction, as applicable.

•	Redemption. The Company may redeem all or any portion of the shares of Class A preferred stock then outstanding at any time.
     The rights and preferences of the preferred stock essentially establish that under a liquidation of the Company, conversion of the shares or redemption of the shares, the holder thereof will receive value (either cash or common stock) equal to the liquidation value of $9,900 per share plus all accrued and unpaid dividends on such share.
     Accordingly, based on these significant factors, the Company determined that the fair value of the Class A preferred shares approximated the liquidation value of such shares on the date of grant. On the date of grant, no dividends would yet have accrued for each of the newly issued grants; therefore, the fair value for each share of Class A preferred stock granted was estimated to be $9,900.
Common Stock
Estimated Fair Value of a Share of Common Stock in March 2006 and April 2006
     The fair value of the Company’s common stock at December 27, 2005 was determined contemporaneously to be $100 per common share consistent with the December 27, 2005 arms-length Transactions. On January 30, 2006, the Company sold 10 shares of common stock to an unrelated third-party for $100 per common share in an arms-length transaction.
     The Company made two small stock grants to two new employees of the Company in March and April of 2006. Specifically, a grant of 69.6455 shares was made on March 6, 2006 and a second grant of 69.6455 shares was made on April 17, 2006. In estimating the fair value of these grants, the Company considered the recent common stock sales that were arms-length transactions, both resulting in a fair value per share of common stock of $100. Additionally, the metrics traditionally employed by management to evaluate the Company’s business performance and any significant milestones were considered. These metrics include revenue, earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA, skilled mix, average daily rates, quality mix, occupancy percentage, average daily number of patients and number of facilities and licensed beds.
     The following table summarizes these performance metrics for the relevant periods:

	For the quarter ended
	December 31, 2005	March 31, 2006
Revenue	$120.2 million	$125.2 million
EBITDA	($2.4) million	$21.2 million
Adjusted EBITDA	$20.9 million	$21.2 million
Skilled Mix	22.1%	24.4%
Average Daily Rates	$191	$198
Quality Mix	66.5%	68.2%
Occupancy Percentage	84.3%	86.9%
Average daily number of patients	5,844	6,056
Number of facilities and licensed beds	68/7,759	71/8,195
     As shown in the table above, for the period beginning October 1, 2005 (the quarter in which the Transactions occurred and the fair value of the common stock was established at $100 per common share based on an independent, arms-length transaction) and March 31, 2006 (the quarter in which the March 6, 2006 common stock grant occurred and the period immediately preceding the April 17, 2006 common stock grant), revenue increased at a rate of approximately 4% on a quarter-over-quarter basis and Adjusted EBITDA (as defined in the prospectus) remained nearly constant over the period. All other performance metrics remained relatively stable or showed small percentage increases, primarily as a result of the acquisition made by the Company in March 2006 which was fully considered in the December 27, 2005 Transactions.
     Additionally, the Company reviewed the prospects for its business at the time of the grants in March and April 2006. Similar to its review of the performance metrics, the Company determined that there were no significant changes in the prospects for its business that would warrant a change in the estimated value of the common stock. Accordingly, the Company determined that the estimated per share fair value of the common stock of $100 remained constant from December 27, 2005 (the date of the Transactions) through the grants of common stock in March and April 2006.
Estimated Fair Value of a Share of Common Stock in August 2006
     In July 2006, the Company’s board of directors decided to explore pursuing an initial public offering and entered into discussions with various investment banks regarding the expected preliminary value of the Company that might be achieved in an initial public offering. The Company provided a forecast of its 2007 operating results in May of 2006 to the prospective underwriters. The prospective underwriters indicated that, based on the Company’s forecasts provided and discussions with Company management, their preliminary valuation of the Company in the initial public offering would range, on a post-offering basis, from approximately $519.7 million to approximately $580.9 million. This preliminary evaluation was determined by a comparison and review of earnings multiples of publicly-traded companies in the Company’s industry.
     Based on this range and review of the valuation methodology used by the Company’s underwriters, the Company determined that the equity value of the Company established in the Transactions was no longer an appropriate measure of the equity value of the Company. As an initial step in calculating the equity value of the Company on a pre-offering basis, the Company subtracted the expected aggregate net offering proceeds of approximately $129.3 million from the post-offering valuations, resulting in a valuation range of between approximately $390.4 million and $451.6 million.
     As a second step in calculating the equity value of the Company on a pre-offering basis, the Company applied a 15% discount to the low end of the valuation range, resulting in a pre-offering equity value of approximately $331.8 million. The Company determined that it was appropriate to use the low end of the range and apply a 15% discount because:
•	the post-offering valuation range determined by the Company in consultation with the underwriters reflected an expected range for the Company’s equity based on freely tradable common stock to be issued in the offering, whereas the Company’s then outstanding securities reflected illiquid ownership in a private company;
•	of the risk that the Company would be able to achieve its forecasted operating results and cash flows, which could significantly reduce the equity value of the Company (the underwriters strongly cautioned the Company that their estimations of value were highly dependent on the Company’s ability to meet or exceed its forecasted operating results in the near-term); and

•	of the risk that the Company might not achieve a liquidity event, such as an initial public offering or sale of the Company, at all, given prevailing market conditions at the time.
     In August 2006, the Company issued 15 shares of common stock and 15 shares of Class A preferred stock to certain non-employee members of its board of directors. In connection with the issuance, the Company determined that the aggregate value of the shares of Class A preferred stock granted was equal to $148,500 (which was the aggregate liquidation preference of such shares at the time of issuance). As a basis for estimating the fair value of each share of common stock granted, the Company subtracted the aggregate liquidation preference of the then outstanding shares of Class A preferred stock (approximately $233.2 million) from the estimated equity value of the Company ($331.8 million) and divided the difference ($98.6 million) by the number of common shares outstanding (24,923.2522) to arrive at the value of $3,960 per share. Because the Company had in part, based its initial estimate of fair value on valuations prepared by the lead underwriters in the proposed offering who have significant experience valuing companies and because the Company was issuing a de minimis number of shares, the Company determined not to obtain a contemporaneous valuation from an unrelated valuation specialist in connection with the grant of common stock in August 2006.
     The Company also considered the impact of any milestones and the key performance metrics from April 2006 (the date of the last grant prior to August 2006) to August 2006. No significant milestones were noted and the key performance metrics for the relevant periods were as follows:

	For the quarter ended
	December 31, 2005	March 31, 2006	June 30, 2006	September 30, 2006
Revenue	$120.2 million	$125.2 million	$131.2 million	$135.4 million
EBITDA	($2.4) million	$21.2 million	$21.7 million	$21.2 million
Adjusted EBITDA	$20.9 million	$21.2 million	$21.7 million	$21.4 million
Skilled Mix	22.1%	24.4%	23.7%	22.8%
Average Daily Rates	$191	$198	$199	$199
Quality Mix	66.5%	68.2%	68.5%	67.2%
Occupancy Percentage	84.3%	86.9%	85.9%	86.1%
Average daily number of patients	5,844	6,056	6,226	6,308
Number of facilities and licensed beds	68/7,759	71/8,195	72/8,249	72/8,312
     The following table sets forth (i) the shares of common stock issued by the Company on March 6 and April 17, 2006, (ii) the fair value of each such share determined by the Company on the date of issuance, (iii) the potential revised fair value of each such share on the date of issuance, after taking into account the expected initial public offering price, (iv) the annual stock-based compensation expense recognized by the Company based upon the fair value of each share as initially determined by the Company, (v) the annual stock-based compensation expenses that would be recognized by the Company based upon the potential revised fair value of each share and (vi) the corresponding potential change in annual stock-based compensation expense that would be recognized by the Company in the year ended December 31, 2006 with respect to these grants.

						Aggregate	Potential
					Aggregate	Potential	Change in
					Initial	Revised	Annual
				Potential	Stock	Stock	Stock-
			Initial	Revised	Compens	Compens	based
			Fair	Fair	ation	ation	Compens
		Number	Value per	Value per	Expense	Expense	ation
Date of Grant	Type of Shares	of Shares	Share	Share	for 2006	for 2006	Expense
March 6, 2006	Common Stock	69.6455	$100	$3,960	$3,047 (1)	$120,897	$117,850
April 17, 2006	Common Stock	69.6455	$100	$3,960	$2,974 (1)	$117,686	$114,712

(1)	Shares of common stock issued on March 6, 2006 and April 7, 2006 were restricted stock that vested 25% on the date of grant and will vest 25% on each of the subsequent three anniversaries. The annual stock compensation expense was determined to be 25% of the aggregate fair value of the shares issued (as no cash consideration for the shares was paid to the Company) plus the amortization of the remaining unvested amount for the remainder of the year.
          The potential increase in the Company’s stock-based compensation expense from applying the underwriters’ proposed valuation range to the Company’s grants of common stock on March 6, 2006 and April 17, 2006 on a retrospective basis would not be consequential to the Company’s financial statements.
     Supplementally, we advise the staff that the Company obtained a valuation from an outside party on October 1, 2006 related to its annual SFAS No. 142 impairment test. The valuation utilized both an income approach and a market approach (equally weighted at 50% each), deriving a fair value estimate of the equity value of the Company of $313.1 million. This contemporaneous valuation would have resulted in an estimated fair value of common stock of $3,141 per share. Retrospectively based on this valuation, the Company has concluded that the estimated fair value utilized for the August 2006 grants was reasonable and materially correct.
          We have revised the disclosure on pages 65 and 66 in response to the Staff’s comment.
5.	Please disclose the reason you chose not to obtain a contemporaneous valuation by an unrelated valuation specialist.
Response

Mr. Larry Spirgel
April 20, 2007

     The Company did not obtain a contemporaneous valuation of its common stock due to the inconsequential amount of shares granted (a total of 154.291 shares of common stock were issued representing approximately 0.6% of total common shares outstanding at August 30, 2006). Additionally, the Company considered the proximity in the timing of the March and April 2006 grants to the Transactions as well as the August 2006 grants to the valuation made by the Company’s underwriters which was corroborated by the contemporaneous valuation obtained from an unrelated party on October 1, 2006. As further indicated in response to comment No. 4, the Company supplementally obtained a valuation from an outside party on October 1, 2006 related to its annual SFAS No. 142 impairment test. Although this estimated fair value is less than the value ascribed by the Company to the common stock grant made in August 2006, the difference in the estimated value would be less than $21,000 in the aggregate, or 0.05% of general and administrative expense or 0.1% of net income for the year ended December 31, 2006.
          We have revised the disclosure on pages 64 and 65 in response to the Staff’s comment.
6.	We note that you “did not assign a per share value to the common and preferred shares granted to non-employee directors” but you disclose the fair values of your common and Class A preferred stocks on page F-35. Please revise or advise. Also, tell us and disclose how you allocated the valuation to your common and Class A preferred stocks to arrive at a per share fair value of $3,960 and $10,450, respectively.
Response
          We have revised the disclosure on page 65 in response to the Staff’s comment. We also supplementally advise the Staff that the Company had inadvertently disclosed a fair value of $10,450 per share in respect of its preferred stock issuance on page F-34. This amount reflected the fair value of each share of preferred stock that had been issued on December 27, 2005 and had accrued dividends since that date. Because the preferred stock issued on August 30, 2006 had not accrued any dividends, the fair value of each share should have been the liquidation preference of such share, which was $9,900 on the date of issuance.
7.	Please revise to clarify how the fair values of your common and Class A preferred stocks were determined. It is unclear to us what is meant by “the relative percentage of our common stock and preferred stock represented by the shares granted to our non-employee directors” as disclosed in the first full paragraph on page 66.
Response
          We have revised the disclosure on pages 64 and 65 in response to the Staff’s comment.
Consolidated Balance Sheet, page F-3
8.	Please refer to prior comment 13. When the pro forma column reflects the conversion of the preferred stock, please provide an explanation of the pro forma column in Note 12.
Response
          We acknowledge the Staff’s comment and confirm that an explanation of the pro forma column will be provided in Note 12 when the pro forma column reflects the conversion of the preferred stock.
Note 2. Unaudited Pro Forma Net Loss per Common Share, page F-21
9.	Please refer to prior comment 18. We understand that the disclosures will be completed in a future amendment prior to the effectiveness of the filing.
Response
          We acknowledge the Staff’s comment and confirm that the disclosures will be completed in a future amendment prior to the effectiveness of the filing.
Note 12. Stockholder’s Equity, Page F-33
          Please refer to prior comment 21. After our review of your response, we have the following comments.

Mr. Larry Spirgel
April 20, 2007

10.	We understand that the low range of the preliminary valuation of you in an initial public offering is $519.7 million. Please tell us how you arrived at your valuation of $331.8 million after giving effect to a 15% discount to the low range of $519.7 million.
Response
          As indicated in our response to the Staff’s comment No. 4 above, the Company entered into discussions with various investment banks regarding preliminary valuations of the Company that might be achieved in an initial public offering in July 2006. The prospective underwriters indicated that based on the Company’s forecasts provided and discussions with Company management, their preliminary valuation of the Company in an initial public offering would range, on a post-offering basis, from approximately $519.7 million to approximately $580.9 million.
          As an initial step in calculating the equity value of the Company on a pre-offering basis, the Company subtracted the expected aggregate net offering proceeds of approximately $129.3 million from the post-offering valuations, resulting in a valuation range of between approximately $390.4 million and $451.6 million.
          As a second step in calculating the equity value of the Company on a pre-offering basis, the Company applied a 15% discount to the low end of the valuation range, resulting in a pre-offering equity value of approximately $331.8 million.
11.	We understand you assigned a fair value of $100 for restricted stock issued on March 6, 2006 and April 17, 2006. Also, you assigned a fair value of $3,960 for restricted stock issued on August 30, 2006. Please identify and quantify each factor that contributed to the increase in fair value of $3,860 from the March and April issuances to the August issuances.
Response
          Please see our response to the Staff’s comment No. 3 above.
12.	Please see the last sentence after the table on page F-34. Revise to clarify that the contemporaneous valuation was performed by you for the common and Class A preferred stock. Also, disclose how the fair values of these stocks were determined. In addition, disclose that the fair value of the restricted common stock was determined based on a third-party stock transaction in January 2006.
Response
          We have revised the disclosure on page F-34 and F-35 in response to the Staff’s comment.

Mr. Larry Spirgel
April 20, 2007

13.	Please comply with all of our comments to the extent they are applicable to Skilled Healthcare’s Form S-4.
Response
          In response to the Staff’s comments we have made changes to the Registration Statement on Form S-4 to the extent the Staff’s comments, and our changes to, the Company’s Registration Statement on Form S-1 are applicable.
          We acknowledge the provisions of Rules 460 and 461 regarding requesting acceleration of the Registration Statement and will allow adequate time after the filing of any amendment to the Registration Statement for further review before submitting a request for acceleration.

Mr. Larry Spirgel
April 20, 2007

          Once you have had time to review our responses to the Staff’s comments and the corresponding changes in Amendment No. 3, we would appreciate the opportunity to discuss any additional questions or concerns that you may have. Please call me at (714) 755-8212.
Sincerely,
/s/ Jonn R. Beeson
Jonn R. Beeson
of LATHAM & WATKINS LLP
Enclosures

cc (via fax):	Boyd Hendrickson John E. King Roland R. Rapp Peter Reynolds Kris F. Heinzelman F. Holt Goddard David Copley